                                                                                                 Exhibit 10-2

                                                  Service Agreement

                                                       BETWEEN

                                         NISOURCE CORPORATE SERVICES COMPANY

                                                         AND

                                       NORTHERN INDIANA PUBLIC SERVICE COMPANY

                                                Dated January 1, 2001

                                           (To Take Effect January 1, 2001)

         B.       All Other Services and Miscellaneous Services Not

                                                 SERVICE AGREEMENT

         THIS AGREEMENT made January 1, 2001 between NISOURCE CORPORATE  SERVICES COMPANY,  a Delaware  corporation
(hereinafter   called  the  Company),   and  NORTHERN  INDIANA  PUBLIC  SERVICE  COMPANY,  an  Indiana  corporation
(hereinafter called the Client),

                                                    WITNESSETH:

Both the Company and the Client are  corporate  affiliates  in the  NiSource  Inc.  System,  which is  comprised of
NiSource  Inc.and  its  corporate  subsidiaries.  The  Company,  which is one of said  subsidiaries,  maintains  an organization  of specialists  who are  experienced  in the problems and operations of public  utilities and related businesses  together with appropriate  facilities and equipment  through which it is prepared to furnish  services, as hereinafter  provided,  to the Client,  and to other  affiliated  corporations  in the NiSource Inc. System (the
Client together with such other affiliates are hereinafter collectively referred to as Clients).

The  rendition of such  services on a centralized  basis  enables the Clients to realize  substantial  economic and other benefits  through (1) efficient use of personnel and equipment,  (2)  coordination  of analysis and planning, and (3) availability of specialized  personnel and equipment which the Clients cannot  economically  maintain on an individual basis.

The Company will render all services  performed  under all agreements at cost,  including  reasonable  compensation for necessary  capital  procured  through the issuance of capital  stock,  which cost shall be fairly and equitably apportioned  among the  Clients.  To the extent that any charges for  services or goods are rendered to the clients on the basis of estimated  cost,  they shall be  readjusted  to actual costs at least  annually  except in cases of construction,  in which  event such  charges  shall be  adjusted  upon  completion  of the  individual  projects in compliance  with the Securities and Exchange  Commission's  Rule 90  promulgated  under the Public Utility  Holding
Company Act of 1935.

         WITNESSETH THAT the Company and the Client in consideration of the premises hereby agree as follows:

         1........Agreement to Furnish  Services.  The Company agrees to furnish to the Client,  upon the terms and conditions set forth in Schedule A, which is attached  hereto and  constitutes a part hereof,  such of the services  described in Article II of said Schedule A, at such times,  for such periods and in such manner, as the Client may from time to time  request.  The Company will  maintain an  organization  sufficient  to render with  efficiency and  reasonable  promptness  such of the services  described in Article II of said
         Schedule A as the Client may  reasonably  request,  but it shall not be  obligated to perform any services hereunder without reasonable notice.

         2........Termination.  This Agreement may be terminated,  upon not less than thirty days' written  notice, by either  the  Company  or the  Client;  provided,  however,  that  this  Agreement  shall be  terminated automatically  (i) to the  extent  that  performance  under this  Agreement  may  conflict  with any rule, regulation or order of the Securities and Exchange  Commission  adopted before or after the making of this
         Agreement,  or (ii) if this  Agreement  shall become  invalid or illegal  under any state law or under any rule,  regulation  or order of any  state  commission  or other  state  body  having  jurisdiction  in the premises.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement  to be executed as of the date and year first above written.

NISOURCE CORPORATE SERVICES COMPANY                         NORTHERN INDIANA PUBLIC SERVICE COMPANY

By:      /s/ Stephen P. Smith                               By:      /s/ Robert J. Schacht
Name:    Stephen P. Smith                                   Name:    Robert J. Schacht
Its:     President                                          Its:     Executive Vice President and Chief Operating
                                                                       Officer

                                        NISOURCE CORPORATE SERVICES COMPANY

                                           Services Available to Clients
                                         Methods of Charging Therefor and
                             Miscellaneous Terms and Conditions of Service Agreements

                                              ARTICLE I. Definitions

A.       The term "Company" shall mean Nisource Corporate Services Company and its successors.

B.       The term "Parent" shall mean Nisource Inc. and its successors.

C.       The term  "Associate"  shall mean any  subsidiary  corporation of the Parent which is a party to a service
         Agreement with the Company.

D.       The term "Service  Agreement"  shall mean an agreement,  of which this Schedule A constitutes a part,  for the rendition of services by the Company.

E.       The term  "Client"  shall mean any  corporation  to which  services may be rendered by the Company under a
         Service Agreement.

                                        ARTICLE II. Description of Services

The services and  facilities  which the Company is prepared to render and furnish,  as requested  from time to time by the  Clients,  are set forth in general  terms below.  The details  listed under each heading are intended to be illustrative  rather than inclusive and are subject to modification  from time to time in accordance with the state of the art and the needs of the Clients.

A.       Accounting  and  Statistical  Services.  The Company will advise and assist the Clients in accounting  and statistical  matters,  including  the  preparation  and  furnishing of  financial,  statistical  and other related  reports and analyses;  and in addition,  will advise and assist the Clients in matters related to cash requirements.

B.       Auditing  Services.  The Company will conduct periodic audits of the general records of the Clients,  will supervise  the auditing of local and field  office  records of the  Associates,  and will  coordinate  the audit  programs of the Clients with those of the  independent  accountants  in the annual  examination  of their accounts.

C.       Budget Services.  The Company will advise and assist the Clients in matters  involving the preparation and development budgets and budgetary controls.

D.       Business  Promotion  Services.  The Company will advise and assist the Associates in the  preparation  and use of  advertising,  in the development of residential,  commercial and industrial  business,  and in the rendering  of aid to local  appliance  distributors  and  dealers  in the  advertising  and  promotion  of appliance sales.

E.       Corporate  Services.  The Company will advise and assist the Clients in connection with corporate  matters and with proceedings involving regulatory bodies.

F.       Data  Processing,  Tabulating and Calculating  Services.  The Company will process data for the Clients by means of electronic,  punch-card,  magnetic tape, or other tabulating or calculating  equipment maintained on a centralized  basis.  These services will include the  computing,  preparing and processing of service bills, and other bookkeeping, accounting, analytical, calculating and related functions.

G.       Depreciation  Services.  The  Company  will  advise and assist the  Associates  in matters  pertaining  to depreciation  practices,  including (1) the making of studies to determine  the estimated  service life of
         various  types  of  plant,  annual  depreciation  accrual  rates,   salvage  experience,   and  trends  in
         depreciation  reserves  indicated by such studies;  (2) assistance in the organization and training of the depreciation  departments  of the  Associates;  and (3)  dissemination  to the  Associates of  information concerning current developments in depreciation practices.

H.       Economic  Services.  The Company will advise and assist the Clients in matters involving economic research and planning and in the development of specific economic studies.

I.       Electronic  Communications  Services.  The Company will advise and assist the Clients in  connection  with the planning,  installation  and operation of radio  networks,  remote control and  telemetering  devices, microwave  relay systems and all other  applications  of  electronics to the fields of  communication  and control.

J.       Employee  Services.  The Company will advise and assist the Clients in connection with employee  relations matters, including recruitment,  employee placement, training,  compensation,  safety, labor relations and health, welfare and employee benefits.

K.       Engineering  and Research  Services.  The Company will advise and assist the Associates in connection with the  engineering  phases of all  construction  and  operating  matters,  including  estimates  of costs of
         construction,   preparation  of  plans  and  designs,   standardization  of  engineering  procedures,  and
         supervision  and  inspection  of  construction.  The Company  will also  conduct  both basic and  specific research in fields related to the operations of the Associates.

L.       Gas  Dispatching  Services.  The Company will advise and assist the  Associates in the  dispatching of the gas supplies  available to the  Associates,  and in determining  and effecting the most efficient  routing and  distribution  of such supplies in the light of the respective  needs therefor and the applicable laws and  regulations  of  governmental  bodies.  If  requested by the  Associates,  the Company will provide a central dispatcher or dispatchers to handle the routing and dispatching of gas.

M.       Geology and Production  Services.  The Company will advise and assist the Associates in matters of geology and  production,  including the estimation of available  reserves of the  Associates and their  suppliers, the  selection of acreage to be leased or  surrendered,  the selection of storage  areas,  the location of wells, and methods of drilling and of oil and gas recovery.

N.       Information  Services.  The Company will advise and assist the Clients in matters involving the furnishing of  information  to  customers,  employees,  investors  and other  interested  groups,  and to the  public generally,  including  the  preparation  of  booklets,  photographs,  motion  pictures  and other means of presentation, and assistance to Clients in their advertising programs.

O.       Insurance  Services. The  Company  will advise and assist the Clients in general  insurance  matters,  in obtaining policies, making inspections and settling claims.

P.       Methods  Services.  The  Company  will  advise and assist the  Clients in the  formulation  of  accounting practices and methods of procedure,  in the  standardization  of forms,  and with respect to the purchase, rental and use of  mechanical  and  electronic  computing  equipment.  The Company  will also conduct such special studies as may be requested by the Clients.

Q.       Office  Space.  As may from time to time be  available,  the Company  will provide  suitable  space in its offices for the use of the Clients and their officers and employees.

R.       Officers.  Any Client may, with the consent of the Company,  elect to any office of the Client any officer or employee of the Company whose  compensation is paid by the Company.  Services rendered to the Client by such  person as an  officer  shall be billed by the  Company to the  Client  and paid for as  provided  in
         Articles  III,  IV and V, and the Client  shall not be required  to pay any  compensation  directly to any such person.

S.       Operation and Planning  Services.  The Company will advise and assist the  Associates  in connection  with
         estimates  of  gas  requirements  and  gas  available,   gas   transmission,   measurement,   storage  and
         distribution,  construction  requirements,  negotiation  of gas  purchase  and sale  contracts,  and other operating matters.

T.       Purchasing  and  Storage  Services.  The  Company  will  render  advice and  assistance  to the Clients in connection  with the  standardization,  purchase and storage of equipment,  materials  and supplies,  and, upon request of the Client,  the  negotiation of purchases and the placing of purchase  orders for account of the Client.

U.       Rate  Services.  The Company will advise and assist the  Associates  in all rate  matters,  including  the design and  preparation  of schedules and tariffs,  the analysis of rate filings of producers and pipeline suppliers, and the preparation and presentation of testimony and exhibits to regulatory authorities.

V.       Stationery  Services.  The Company  will  maintain  centralized  equipment,  facilities  and  personnel to purchase or produce,  store and  distribute  to the  Clients,  as  required  by them,  forms,  stationery, charts, maps, pamphlets and other printed material.

W.       Tax Services.  The Company will advise and assist the Clients in tax matters,  in the  preparation  of tax returns and in connection with proceedings relating to taxes.

X.       Transportation  Services.  The Company will advise and assist the Clients in connection with the purchase, lease,  operation and  maintenance  of motor vehicles and the operation of aircraft owned or leased by the
         Company or the Clients.

Y.       Miscellaneous  Services.  The  Company  will  render to any Client such other  services,  not  hereinabove described,  as may  properly be  rendered  by the Company to such Client  within the meaning and intent of the Public Utility Holding  Company Act of 1935 and any other  applicable  statutes and the orders,  rules and  regulations  of the  Securities  and Exchange  Commission  and any other  governmental  bodies having jurisdiction,  as from time to time the  Company  may be  equipped to render and such Client may desire to have performed.

                                             ARTICLE III. Compensation

The amounts which the Client shall pay to the company shall be determined as provided in this Article III.

A.       Stationery and Data Processing Services.

The Stationery  Department and the Data Processing  Department shall operate as separate units and the Client shall be charged  directly  by each such  department  for its  services,  at cost,  which shall  include  all  applicable overhead.  In the  alternative  such  departments  may recover the costs of any service  (including  all applicable overhead)  from the Client on the basis of fixed unit prices,  adjusted from time to time, as required,  to provide a reasonable  balance between  revenues and expenses.  The same system shall apply to any other  department  having similar characteristics if the Company shall deem it appropriate.

B.       All Other Services and Miscellaneous Services Not Specifically Provided For.

         (1) Specific Direct Salary Charges to Clients

To the extent  that time spent by the  officers  and  employees  of the  Company  engaged in  rendering  such other services and in  rendering  services not  specifically  provided for is related to services  rendered to a specific
Client, a direct salary charge, computed as provided in Article IV, shall be made to such Client.

         (2) Apportioned Direct Salary Charges to Associates

To the  extent  that the time  spent by such  officers  and  employees  is  related  to  services  rendered  to the
Associates  generally,  or to any specified group of the Associates,  a direct salary charge,  computed as provided in Article IV,  shall be made to the  Associates  generally,  or to such  specified  group of the  Associates,  and allocated to each such associate  upon such  equitable  basis or bases as the Board of Directors of the Company may from time to time specify, subject to concurrence of the Securities and Exchange Commission.

         (3) Direct Salary Charges for Services to the Company

To the extent that time spent by any  officer or  employee  of the  Company is related to services  rendered to the
Company, a direct salary charge computed as provided in Article IV shall be made to Overhead.

         (4) Apportionment of Employee Benefits

The employee benefit expenses which are related to direct salary charges made pursuant to  sub-paragraphs  (1), (2)
and (3) of this  paragraph B shall be apportioned  among the several  Clients and Overhead,  as applicable,  in the proportions  which the  respective  direct  salary  charges made pursuant to the rendering of such services to each such Client and Overhead bear to the aggregate of such direct salary charges.

         (5) Other Expenses

All  expenses,  other than  salaries and  employee  benefit  expenses  incurred by the Company in  connection  with services  rendered to a specific  Client shall be charged  directly to such Client.  All such expenses  incurred by the Company in  connection  with  services  rendered  to the  Associates  generally  or to any  specified  group of
Associates  shall be  apportioned in the manner set forth in  sub-paragraph  (2) of paragraph B of this Article III for the  apportionment  of salary  charges.  All other such  expenses  shall be charged to  Overhead,  which  shall include: the rents;  depreciation;  amortization;  interest; taxes;  non-productive time of officers and employees;
compensation  of employees  performing  office service  functions;  costs of general office  supplies;  charges for utility,  maintenance  and similar  services;  legal fees and fees of independent  accountants;  and all other such expenses normally treated as Overhead.

         (6) Apportionment of Overhead

The Overhead  shall be allocated,  among the Clients in the same  proportions  which the direct  salary  charges to such  Clients  made  pursuant to  Sub-paragraphs  (1) and (2) of this  paragraph  B, for  services of officers  and employees, bear to the aggregate of such direct salary charges.

                       ARTICLE IV. Computation of Salary Charges and Application of Overhead

A.       Direct Salary Charges

The direct  salary  charge per hour  which  shall be made for the time of any  officer  or  employee  for  services rendered  in any  calendar  month  shall be  computed  by  dividing  his total  compensation  for such month by the aggregate of (1) the number of scheduled  working hours for which he was compensated,  including hours paid for but not worked, and (2) hours worked in excess of his regular work schedule, whether or not compensated for.

B.       Suspense Account and Overhead Percentage Factors

The  apportionment  of overhead among Clients  pursuant to subparagraph  (6) of paragraph B of Article III shall be effected by debits and  credits to an Overhead  Suspense  Account to be  maintained  on the books of the Company as follows:

         (a) Such account shall be debited with the amounts of all Overhead.

         (b) Such account  shall be credited,  and each Client to which a direct  salary charge is made pursuant to sub-paragraphs  (1) and (2) of paragraph B of Article III for services of officers and employees  shall be charged, with an amount  representing  a uniform  percentage of each such direct salary  charge.  Such  percentage  shall be initially  estimated,  and from time to time  adjusted,  if  required,  in such manner that on an annual  basis the credits made pursuant to this clause will substantially equal the debits made pursuant to foregoing clause (a).

                                                ARTICLE V. Billing

A.       Monthly Bills and Detail Statement of Charges

As soon as  practicable  after the close of each month the  Company  will issue to the Client an Invoice and Detail of Charges which will itemize the amounts due from the Client for  services,  overhead and expenses for such month, computed  pursuant to Articles  III and IV. All amounts so billed shall be paid by the Client  within  fifteen days after the receipt of the bill therefor.

To the  extent  required  by law,  all bills  rendered  by the  Company  to the Client  shall be  accompanied  by a statement  showing  the  manner in which such  charge was  determined  and the cost to the  Company of the  service rendered.

B.       Information to be Furnished by Associate

The  Associate  will  forward to the Company  from time to time,  as  requested,  such  financial  and  statistical information  as the Company may need to compute the charges  payable by such  Associate upon such basis as may have been specified pursuant to Article III B(2) of this Schedule A.

                                         ARTICLE VI. Inspection of Records

The  Company  agrees  to  keep  its  books  and  records  available  for  inspection  at all  reasonable  times  by representatives  of the Client in order that the  correctness  of the charges  made by the Company for  services to the Client may be verified by the Client.